Exhibit 99.2

This financial information should be read in conjunction with State Street's news release dated January 23, 2018.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
5-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2013	2014	2015	2016	2017
YEARS ENDED DECEMBER 31:
Total fee revenue	$7,570	$8,010	$8,278	$8,116	$8,905
Net interest income	2,303	2,260	2,088	2,084	2,304
Gains (losses) from sales of available-for-sale securities, net	(9)	4	(6)	7	(39)
Total revenue	9,864	10,274	10,360	10,207	11,170
Provision for loan losses	6	10	12	10	2
Total expenses	7,192	7,827	8,050	8,077	8,269
Income before income tax expense	2,666	2,437	2,298	2,120	2,899
Income tax expense (benefit)	616	415	318	(22)	722
Net income (loss) from non-controlling interest	—	—	—	1	—
Net income	2,050	2,022	1,980	2,143	2,177
Adjustments to net income	(34)	(64)	(132)	(175)	(184)
Net income available to common shareholders	$2,016	$1,958	$1,848	$1,968	$1,993
PER COMMON SHARE:
Earnings per common share:
Basic	$4.52	$4.62	$4.53	$5.03	$5.32
Diluted	4.43	4.53	4.47	4.97	5.24
Cash dividends declared per common share	1.04	1.16	1.32	1.44	1.60
Closing price per share of common stock (at year end)	$73.39	$78.50	$66.36	$77.72	$97.61
AS OF DECEMBER 31:
Investment securities	$116,914	$112,636	$100,022	$97,167	$97,579
Average total interest-earning assets	178,101	209,054	220,456	199,184	191,235
Total assets	243,262	274,089	245,155	242,698	238,425
Deposits	182,268	209,040	191,627	187,163	184,896
Long-term debt	9,670	10,012	11,497	11,430	11,620
Total shareholders' equity	20,248	21,328	21,103	21,219	22,317
Assets under custody and administration (in billions)	27,427	28,188	27,508	28,771	33,119
Assets under management (in billions)	2,345	2,448	2,245	2,468	2,782
Number of employees	29,430	29,970	32,356	33,783	36,643
RATIOS:
Return on average common equity	10.2%	9.8%	9.8%	10.5%	10.6%
Return on average assets	0.99	0.85	0.79	0.93	0.99
Common dividend payout	22.89	25.03	28.99	28.46	29.89
Average common equity to average total assets	9.6	8.4	7.6	8.2	8.6
Net interest margin, fully taxable-equivalent basis	1.37	1.16	1.03	1.13	1.29
Common equity tier 1 ratio	15.3	12.4	12.5	11.7	12.3
Tier 1 capital ratio	17.1	14.5	15.3	14.8	15.5
Total capital ratio	19.5	16.4	17.4	16.0	16.5
Tier 1 leverage ratio	6.8	6.3	6.9	6.5	7.3
Supplementary leverage ratio	NA	5.6	6.2	5.9	6.5

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	4Q17 vs. 4Q16		4Q17 vs. 3Q17		2016	2017	YTD 2017 vs. YTD 2016
Revenue:
Fee revenue	$1,970	$2,053	$2,079	$2,014	$2,198	$2,235	$2,242	$2,230	10.7%		(0.5)%		$8,116	$8,905	9.7%
Net interest income	512	521	537	514	510	575	603	616	19.8		2.2		2,084	2,304	10.6
Gains (losses) from sales of available-for-sale securities, net	2	(1)	6	2	(40)	—	1	—	nm		nm		9	(39)	nm
Losses from other-than-temporary impairment	—	—	(2)	—	—	—	—	—	—		—		(2)	—	nm
Total revenue	2,484	2,573	2,620	2,530	2,668	2,810	2,846	2,846	12.5		—		10,207	11,170	9.4
Provision for loan losses	4	4	—	2	(2)	3	3	(2)	nm		nm		10	2	(80.0)
Total expenses	2,050	1,860	1,984	2,183	2,086	2,031	2,021	2,131	(2.4)		5.4		8,077	8,269	2.4
Income before income tax expense	430	709	636	345	584	776	822	717	107.8		(12.8)		2,120	2,899	36.7
Income tax expense (benefit)	62	92	72	(248)	82	156	137	347	(239.9)		153.3		(22)	722	nm
Net income (loss) from non-controlling interest	—	2	(1)	—	—	—	—	—	—		—		1	—	nm
Net income	368	619	563	593	502	620	685	370	(37.6)		(46.0)		2,143	2,177	1.6
Net income available to common shareholders	$319	$585	$507	$557	$446	$584	$629	$334	(40.0)		(46.9)		$1,968	$1,993	1.3
Diluted earnings per common share	$.79	$1.47	$1.29	$1.43	$1.15	$1.53	$1.66	$.89	(37.8)		(46.4)		$4.97	$5.24	5.4
Average diluted common shares outstanding (in thousands)	403,615	398,847	393,212	389,046	386,417	380,915	378,518	375,477	(3.5)		(0.8)		396,090	380,213	(4.0)
Cash dividends declared per common share	$.34	$.34	$.38	$.38	$.38	$.38	$.42	$.42	10.5		—		$1.44	$1.60	11.1
Closing price per share of common stock (as of quarter end)	58.52	53.92	69.63	77.72	79.61	89.73	95.54	97.61	25.6		2.2		77.72	97.61	25.6
Ratios:
Return on average common equity	6.8%	12.4%	10.6%	12.1%	9.9%	12.6%	13.0%	6.9%	(520)	bps	(610)	bps	10.5%	10.6%	10	bps
Return on tangible common equity(1)	10.6	14.8	15.8	17.7	16.0	17.3	18.0	16.7	(100)		(130)		17.7	16.7	(100)
Pre-tax operating margin	17.3	27.6	24.3	13.6	21.9	27.6	28.9	25.2	1,160		(370)		20.8	26.0	520
Common equity tier 1 risk-based capital(2)	12.3	12.0	12.3	11.7	11.2	12.0	12.6	12.3	60		(30)		11.7	12.3	60
Tier 1 risk-based capital(2)	14.9	15.0	15.4	14.8	14.4	15.1	15.8	15.5	70		(30)		14.8	15.5	70
Total risk-based capital(2)	17.1	17.1	17.6	16.0	15.4	16.2	16.9	16.5	50		(40)		16.0	16.5	50
Tier 1 leverage(2)	6.9	7.0	6.8	6.5	6.8	7.0	7.4	7.3	80		(10)		6.5	7.3	80
Tangible common equity(3)	6.7	6.7	6.5	6.4	6.6	6.8	6.9	6.9	50		—		6.4	6.9	50
At quarter-end:
Assets under custody and administration (in trillions)(4)	$26.94	$27.79	$29.18	$28.77	$29.83	$31.04	$32.11	$33.12	15.1%		3.1%		$28.77	$33.12	15.1%
Asset under management (in trillions)	2.30	2.30	2.45	2.47	2.56	2.61	2.67	2.78	12.6		4.1		2.47	2.78	12.6
Total assets	243,685	255,386	256,140	242,698	236,802	238,274	235,986	238,425	(1.8)		1.0		242,698	238,425	(1.8)
Investment securities	102,298	103,121	99,888	97,167	94,639	95,255	93,088	97,579	0.4		4.8		97,167	97,579	0.4
Deposits	185,516	193,130	198,766	187,163	183,465	181,416	179,263	184,896	(1.2)		3.1		187,163	184,896	(1.2)
Long-term debt	10,323	11,924	11,834	11,430	11,394	11,737	11,716	11,620	1.7		(0.8)		11,430	11,620	1.7
Total shareholders' equity	21,496	22,073	22,150	21,219	21,294	22,068	22,497	22,317	5.2		(0.8)		21,219	22,317	5.2

(1) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by tangible common equity.
(2) In early 2014, we announced that we had completed our Basel III qualification period. As a result, our regulatory capital ratios for each period presented in the table above have been calculated under the advanced approaches provisions of the Basel III final rule. Refer to Regulatory Capital within this package for additional information about our regulatory capital ratios for each period.

(3) Tangible common equity ratio is a non-GAAP measure. Refer to the Reconciliation of Tangible Common Equity Ratio within this package for additional information.
(4) Included assets under custody of $20.79 trillion, $21.35 trillion, $21.91 trillion, $21.73 trillion, $22.51 trillion, $23.36 trillion, $24.24 trillion and $25.02 trillion as of March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, respectively.

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STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	4Q17 vs. 4Q16	4Q17 vs. 3Q17	2016	2017	YTD 2017 vs. YTD 2016
Reported Results
Fee revenue:
Servicing fees	$1,242	$1,239	$1,303	$1,289	$1,296	$1,339	$1,351	$1,379	7.0%	2.1%	$5,073	$5,365	5.8%
Management fees	270	293	368	361	382	397	419	418	15.8	(0.2)	1,292	1,616	25.1
Trading services:
Total foreign exchange trading(1)	156	157	159	182	164	178	150	149	(18.1)	(0.7)	654	641	(2.0)
Total brokerage and other trading services	116	110	108	111	111	111	109	99	(10.8)	(9.2)	445	430	(3.4)
Total trading services	272	267	267	293	275	289	259	248	(15.4)	(4.2)	1,099	1,071	(2.5)
Securities finance	134	156	136	136	133	179	147	147	8.1	—	562	606	7.8
Processing fees and other	52	98	5	(65)	112	31	66	38	nm	(42.4)	90	247	174.4
Total fee revenue	1,970	2,053	2,079	2,014	2,198	2,235	2,242	2,230	10.7	(0.5)	8,116	8,905	9.7
Net interest income:
Interest income	629	620	647	616	650	700	761	797	29.4	4.7	2,512	2,908	15.8
Interest expense	117	99	110	102	140	125	158	181	77.5	14.6	428	604	41.1
Net interest income	512	521	537	514	510	575	603	616	19.8	2.2	2,084	2,304	10.6
Gains (losses) related to investment securities, net:
Gains (losses) from sales of available-for-sale securities, net	2	(1)	6	2	(40)	—	1	—	nm	nm	9	(39)	nm
Losses from other-than-temporary impairment	—	—	(2)	—	—	—	—	—	—	—	(2)	—	nm
Gains (losses) related to investment securities, net	2	(1)	4	2	(40)	—	1	—	nm	nm	7	(39)	nm
Total revenue	2,484	2,573	2,620	2,530	2,668	2,810	2,846	2,846	12.5	—	10,207	11,170	9.4
Provision for loan losses	4	4	—	2	(2)	3	3	(2)	nm	nm	10	2	(80.0)
Expenses:
Compensation and employee benefits	1,107	989	1,013	1,244	1,166	1,071	1,090	1,067	(14.2)	(2.1)	4,353	4,394	0.9
Information systems and communications	272	270	285	278	287	283	296	301	8.3	1.7	1,105	1,167	5.6
Transaction processing services	200	201	200	199	197	207	215	219	10.1	1.9	800	838	4.8
Occupancy	113	111	107	109	110	116	118	117	7.3	(0.8)	440	461	4.8
Acquisition and restructuring costs	104	20	42	43	29	71	33	133	209.3	303.0	209	266	27.3
Other	254	269	337	310	297	283	269	294	(5.2)	9.3	1,170	1,143	(2.3)
Total expenses	2,050	1,860	1,984	2,183	2,086	2,031	2,021	2,131	(2.4)	5.4	8,077	8,269	2.4
Income before income tax expense	430	709	636	345	584	776	822	717	107.8	(12.8)	2,120	2,899	36.7
Income tax expense (benefit)	62	92	72	(248)	82	156	137	347	(239.9)	153.3	(22)	722	nm
Net income (loss) from non-controlling interest	—	2	(1)	—	—	—	—	—	—	—	1	—	nm
Net income	$368	$619	$563	$593	$502	$620	$685	$370	(37.6)	(46.0)	$2,143	$2,177	1.6
Effective tax rate(3)	14.4%	12.9%	11.4%	(72.3)%	14.0%	20.1%	16.7%	48.4%			(1.0)%	24.9%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	4Q17 vs. 4Q16		4Q17 vs. 3Q17		2016	2017	YTD 2017 vs. YTD 2016
Adjustments to net income:
Dividends on preferred stock	$(49)	$(33)	$(55)	$(36)	$(55)	$(36)	$(55)	$(36)	—%		(34.5)%		$(173)	$(182)	5.2%
Earnings allocated to participating securities	—	(1)	(1)	—	(1)	—	(1)	—	—		nm		(2)	(2)	—
Net income available to common shareholders	$319	$585	$507	$557	$446	$584	$629	$334	(40.0)		(46.9)		$1,968	$1,993	1.3
Earnings per common share:
Basic	$.80	$1.48	$1.31	$1.45	$1.17	$1.56	$1.69	$.91	(37.2)		(46.2)		$5.03	$5.32	5.8
Diluted	.79	1.47	1.29	1.43	1.15	1.53	1.66	.89	(37.8)		(46.4)		4.97	5.24	5.4
Average common shares outstanding:
Basic	399,421	394,160	388,358	384,115	381,224	375,395	372,765	369,934	(3.7)		(0.8)		391,485	374,793	(4.3)
Diluted	403,615	398,847	393,212	389,046	386,417	380,915	378,518	375,477	(3.5)		(0.8)		396,090	380,213	(4.0)
Cash dividends declared per common share	$.34	$.34	$.38	$.38	$.38	$.38	$.42	$.42	10.5		—		$1.44	$1.60	11.1
Closing price per share of common stock (as of quarter end)	58.52	53.92	69.63	77.72	79.61	89.73	95.54	97.61	25.6		2.2		77.72	97.61	25.6
Financial ratios:
Return on average common equity	6.8%	12.4%	10.6%	12.1%	9.9%	12.6%	13.0%	6.9%	(520)	bps	(610)	bps	10.5%	10.6%	10	bps
Return on tangible common equity(2)	10.6	14.8	15.8	17.7	16.0	17.3	18.0	16.7	(100)		(130)		17.7	16.7	(100)
Pre-tax operating margin	17.3	27.6	24.3	13.6	21.9	27.6	28.9	25.2	1,160		(370)		20.8	26.0	520
After-tax margin	12.8	22.7	19.4	22.0	16.7	20.8	22.1	11.7	(1,030)		(1,040)		19.3	17.8	(150)
Common dividend payout ratio	42.5	22.7	28.9	26.1	32.1	24.4	24.8	46.1	2,000		2,130		28.5	29.9	140

(1) We calculate revenue for indirect foreign exchange using an attribution methodology. This methodology takes into consideration estimated effective mark-ups/downs and observed client volumes. Direct sales and trading revenue is total foreign exchange trading revenue excluding the revenue attributed to indirect foreign exchange.

(2) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by tangible common equity.
(3) As a result of the enactment of the Tax Cuts and Jobs Act, the fourth-quarter of 2017 included a one-time estimated net cost of $270 million. The fourth-quarter of 2016 reflected a one-time benefit of $211 million. The impact of each of these items on the GAAP-basis effective tax rate for the fourth-quarter of 2017 and 2016 was 13.2% and 8.5%, respectively.

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STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of Quarter End								% Change
(Dollars in millions, except per share amounts)	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	4Q17 vs. 4Q16	4Q17 vs. 3Q17
Assets:
Cash and due from banks	$3,735	$4,673	$3,490	$1,314	$2,909	$3,156	$3,939	$2,107	60.4%	(46.5)%
Interest-bearing deposits with banks	65,032	75,169	79,090	70,935	66,789	63,617	60,956	67,227	(5.2)	10.3
Securities purchased under resale agreements	3,722	2,010	2,442	1,956	2,181	3,172	3,465	3,241	65.7	(6.5)
Trading account assets	873	890	1,063	1,024	945	896	1,135	1,093	6.7	(3.7)
Investment securities:
Investment securities available-for-sale	71,086	72,735	71,520	61,998	58,810	59,025	56,238	57,121	(7.9)	1.6
Investment securities held-to-maturity(1)	31,212	30,386	28,368	35,169	35,829	36,230	36,850	40,458	15.0	9.8
Total investment securities	102,298	103,121	99,888	97,167	94,639	95,255	93,088	97,579	0.4	4.8
Loans and leases, net(2)	19,140	19,788	21,451	19,704	22,486	24,307	23,581	23,240	17.9	(1.4)
Premises and equipment, net(3)	1,949	1,994	2,042	2,062	2,101	2,137	2,167	2,186	6.0	0.9
Accrued interest and fees receivable	2,371	2,399	2,594	2,644	2,690	2,805	3,043	3,099	17.2	1.8
Goodwill	5,733	5,671	5,911	5,814	5,855	5,945	5,997	6,022	3.6	0.4
Other intangible assets	1,749	1,682	1,849	1,750	1,710	1,693	1,658	1,613	(7.8)	(2.7)
Other assets	37,083	37,989	36,320	38,328	34,497	35,291	36,957	31,018	(19.1)	(16.1)
Total assets	$243,685	$255,386	$256,140	$242,698	$236,802	$238,274	$235,986	$238,425	(1.8)	1.0
Liabilities:
Deposits:
Non-interest-bearing	$54,248	$57,268	$60,545	$59,397	$56,786	$50,957	$49,850	$47,175	(20.6)	(5.4)
Interest-bearing -- U.S.	31,159	33,060	33,767	30,911	26,746	24,438	33,742	50,139	62.2	48.6
Interest-bearing -- Non-U.S.	100,109	102,802	104,454	96,855	99,933	106,021	95,671	87,582	(9.6)	(8.5)
Total deposits	185,516	193,130	198,766	187,163	183,465	181,416	179,263	184,896	(1.2)	3.1
Securities sold under repurchase agreements	4,224	4,350	4,364	4,400	4,003	3,856	3,867	2,842	(35.4)	(26.5)
Other short-term borrowings	1,706	1,712	1,413	1,585	1,177	1,465	1,253	1,144	(27.8)	(8.7)
Accrued expenses and other liabilities	20,388	22,166	17,582	16,901	15,469	17,732	17,390	15,606	(7.7)	(10.3)
Long-term debt	10,323	11,924	11,834	11,430	11,394	11,737	11,716	11,620	1.7	(0.8)
Total liabilities	222,157	233,282	233,959	221,479	215,508	216,206	213,489	216,108	(2.4)	1.2
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491	491	491	491	491	491	491	—	—
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	742	742	742	—	—
Series E, 7,500 shares issued and outstanding	728	728	728	728	728	728	728	728	—	—
Series F, 7,500 shares issued and outstanding	742	742	742	742	742	742	742	742	—	—
Series G, 5,000 shares issued and outstanding	—	493	493	493	493	493	493	493	—	—
Common stock, $1 par, 750,000,000 shares authorized(4)	504	504	504	504	504	504	504	504	—	—
Surplus	9,739	9,767	9,778	9,782	9,796	9,803	9,803	9,799	0.2	—
Retained earnings	16,233	16,686	17,047	17,459	17,762	18,202	18,675	18,856	8.0	1.0
Accumulated other comprehensive income (loss)	(964)	(997)	(993)	(2,040)	(1,805)	(1,270)	(984)	(1,009)	(50.5)	2.5
Treasury stock, at cost(5)	(6,719)	(7,083)	(7,382)	(7,682)	(8,159)	(8,367)	(8,697)	(9,029)	17.5	3.8
Total shareholders' equity	21,496	22,073	22,150	21,219	21,294	22,068	22,497	22,317	5.2	(0.8)
Non-controlling interest-equity	32	31	31	—	—	—	—	—	—	—
Total equity	21,528	22,104	22,181	21,219	21,294	22,068	22,497	22,317	5.2	(0.8)
Total liabilities and equity	$243,685	$255,386	$256,140	$242,698	$236,802	$238,274	$235,986	$238,425	(1.8)	1.0

	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17
(1) Fair value of investment securities held-to-maturity	$31,555	$30,895	$28,780	$34,994	$35,694	$36,169	$36,836	$40,255
(2) Allowance for loan losses	47	51	51	53	51	54	58	54
(3) Accumulated depreciation for premises and equipment	4,929	3,164	3,271	3,333	3,463	3,611	3,750	3,881
(4) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(5) Treasury stock shares	108,316,401	114,229,535	118,309,341	121,940,502	127,520,264	129,773,003	133,038,955	136,229,784

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE AND PERIOD-END BALANCE SHEET TRENDS

	Quarters								% Change
Average Balance Sheet Mix	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	4Q17 vs. 4Q16	4Q17 vs. 3Q17
Investment securities and short-duration instruments	78.5%	78.4%	78.7%	78.2%	78.3%	77.8%	76.5%	76.0%	(2.8)%	(0.7)%
Loans and leases	8.3	8.1	8.0	8.6	9.2	9.4	10.5	10.9	26.7	3.8
Non-interest-earning assets	13.2	13.5	13.3	13.2	12.5	12.8	13.0	13.1	(0.8)	0.8
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Client funds bearing interest	59.0%	60.2%	60.3%	58.8%	59.9%	60.7%	60.1%	60.2%	2.4	0.2
Client funds not bearing interest	20.1	18.3	19.1	20.5	20.2	18.9	18.2	18.0	(12.2)	(1.1)
Other non-interest-bearing liabilities	6.3	7.0	6.0	6.4	4.8	5.6	6.1	6.1	(4.7)	—
Long-term debt and common shareholders' equity	13.4	13.1	13.2	12.9	13.6	13.4	14.1	14.2	10.1	0.7
Preferred shareholders' equity	1.2	1.4	1.4	1.4	1.5	1.4	1.5	1.5	7.1	—
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(Dollars in millions)	Quarters								% Change
Average Asset Backed Securities	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	4Q17 vs. 4Q16	4Q17 vs. 3Q17
Fixed	$2,045	$2,023	$1,904	$1,702	$1,285	$1,137	$1,038	$816	(52.1)%	(21.4)%
Floating	24,795	24,313	22,988	22,470	21,324	22,230	22,828	20,911	(6.9)	(8.4)
Total	$26,840	$26,336	$24,892	$24,172	$22,609	$23,367	$23,866	$21,727	(10.1)	(9.0)

(Dollars in millions)	Quarters								% Change
Investment Securities - Appreciation (Depreciation)	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	4Q17 vs. 4Q16	4Q17 vs. 3Q17
Held-to-maturity:
Amortized cost (book value)	$31,212	$30,386	$28,368	$35,169	$35,829	$36,230	$36,850	$40,458	15.0%	9.8%
Fair value	31,555	30,895	28,780	34,994	35,694	36,169	36,836	40,255	15.0	9.3
Appreciation (depreciation)	343	509	412	(175)	(135)	(61)	(14)	(203)	16.0	1,350.0
Available-for-sale:
Amortized cost	70,366	71,720	70,795	61,912	58,658	58,714	55,882	57,000	(7.9)	2.0
Fair value (book value)	71,086	72,735	71,520	61,998	58,810	59,025	56,238	57,121	(7.9)	1.6
Appreciation (depreciation)	720	1,015	725	86	152	311	356	121	40.7	(66.0)
Pre-tax appreciation (depreciation) related to securities available-for-sale transferred to held-to-maturity	(193)	(197)	35	(194)	(41)	(35)	(34)	13	(106.7)	(138.2)
Net pre-tax appreciation (depreciation) related to investment securities portfolio	870	1,327	1,172	(283)	(24)	215	308	(69)	(75.6)	(122.4)
Net after-tax appreciation (depreciation) related to investment securities portfolio	522	796	703	(170)	(14)	129	185	(41)	(75.9)	(122.2)

(Dollars in billions)	Quarters								% Change
Securities on Loan	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	4Q17 vs. 4Q16	4Q17 vs. 3Q17
Average securities on loan	$334	$348	$347	$353	$368	$384	$383	$397	12.5%	3.7%
End-of-period securities on loan	341	348	348	364	378	376	385	389	6.9	1.0

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND ADMINISTRATION

	Quarters								% Change
(Dollars in billions)	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	4Q17 vs. 4Q16	4Q17 vs. 3Q17
Assets Under Custody and Administration
By Product Classification:
Mutual funds	$6,728	$6,734	$6,906	$6,841	$7,033	$7,123	$7,394	$7,603	11.1%	2.8%
Collective funds, including ETFs	7,000	7,234	7,541	7,501	8,024	8,560	9,190	9,707	29.4	5.6
Pension products	5,197	5,496	5,671	5,584	5,775	5,937	6,571	6,704	20.1	2.0
Insurance and other products	8,018	8,322	9,060	8,845	9,001	9,417	8,955	9,105	2.9	1.7
Total Assets Under Custody and Administration	$26,943	$27,786	$29,178	$28,771	$29,833	$31,037	$32,110	$33,119	15.1	3.1
By Financial Instrument(1):
Equities	$14,718	$15,347	$16,400	$16,189	$17,041	$17,859	$18,423	$19,214	18.7	4.3
Fixed-income	8,914	9,143	9,500	9,231	9,300	9,560	9,883	10,070	9.1	1.9
Short-term and other investments	3,311	3,296	3,278	3,351	3,492	3,618	3,804	3,835	14.4	0.8
Total Assets Under Custody and Administration	$26,943	$27,786	$29,178	$28,771	$29,833	$31,037	$32,110	$33,119	15.1	3.1
By Geographic Location(2):
North America	$20,505	$21,072	$21,561	$21,544	$22,361	$23,020	$23,675	$24,418	13.3	3.1
Europe/Middle East/Africa	5,159	5,356	6,107	5,734	5,979	6,464	6,806	7,028	22.6	3.3
Asia/Pacific	1,279	1,358	1,510	1,493	1,493	1,553	1,629	1,673	12.1	2.7
Total Assets Under Custody and Administration	$26,943	$27,786	$29,178	$28,771	$29,833	$31,037	$32,110	$33,119	15.1	3.1
Assets Under Custody(3)
By Product Classification:
Mutual funds	$6,363	$6,361	$6,461	$6,395	$6,499	$6,577	$6,818	$6,998	9.4	2.6
Collective funds, including ETFs	5,589	5,788	6,080	6,100	6,601	7,107	7,638	8,091	32.6	5.9
Pension products	4,673	4,947	5,107	5,039	5,212	5,399	5,480	5,606	11.3	2.3
Insurance and other products	4,163	4,258	4,262	4,191	4,193	4,279	4,304	4,325	3.2	0.5
Total Assets Under Custody	$20,788	$21,354	$21,910	$21,725	$22,505	$23,362	$24,240	$25,020	15.2	3.2
By Geographic Location(2):
North America	$16,420	$16,756	$17,074	$17,083	$17,747	$18,223	$18,691	$19,276	12.8	3.1
Europe/Middle East/Africa	3,422	3,584	3,698	3,508	3,635	3,969	4,323	4,487	27.9	3.8
Asia/Pacific	946	1,014	1,138	1,134	1,123	1,170	1,226	1,257	10.8	2.5
Total Assets Under Custody	$20,788	$21,354	$21,910	$21,725	$22,505	$23,362	$24,240	$25,020	15.2	3.2

(1) Certainly previously reported amounts have been reclassified to conform to current period presentation.
(2) Geographic mix is based on the location at which the assets are serviced.
(3) Assets under custody are a component of assets under custody and administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters								% Change
(Dollars in billions)	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	4Q17 vs. 4Q16	4Q17 vs. 3Q17
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$32	$32	$70	$73	$77	$82	$95	$95	30.1%	—%
Passive	1,295	1,275	1,340	1,401	1,482	1,512	1,545	1,650	17.8	6.8
Total Equity	1,327	1,307	1,410	1,474	1,559	1,594	1,640	1,745	18.4	6.4
Fixed-Income:
Active	17	17	73	70	69	71	73	77	10.0	5.5
Passive	310	318	318	308	312	327	325	337	9.4	3.7
Total Fixed-Income	327	335	391	378	381	398	398	414	9.5	4.0
Cash(1)	381	380	351	333	335	334	347	330	(0.9)	(4.9)
Multi-Asset-Class Solutions:
Active	17	17	19	19	19	18	18	18	(5.3)	—
Passive	92	100	106	107	113	113	117	129	20.6	10.3
Total Multi-Asset-Class Solutions	109	117	125	126	132	131	135	147	16.7	8.9
Alternative Investments(2):
Active	18	18	29	28	26	27	24	23	(17.9)	(4.2)
Passive	134	144	140	129	128	122	129	123	(4.7)	(4.7)
Total Alternative Investments	152	162	169	157	154	149	153	146	(7.0)	(4.6)
Total Assets Under Management	$2,296	$2,301	$2,446	$2,468	$2,561	$2,606	$2,673	$2,782	12.7	4.1
By Geographic Location(3):
North America	$1,491	$1,501	$1,641	$1,691	$1,772	$1,802	$1,845	$1,931	14.2	4.7
Europe/Middle East/Africa	496	492	495	482	486	496	510	521	8.1	2.2
Asia/Pacific	309	308	310	295	303	308	318	330	11.9	3.8
Total Assets Under Management	$2,296	$2,301	$2,446	$2,468	$2,561	$2,606	$2,673	$2,782	12.7	4.1

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares ETF and SPDR® Long Dollar Gold Trust ETF. State Street is not the investment manager for SPDR® Gold Shares ETF and SPDR® Long Dollar Gold Trust ETF, but acts as marketing agent.

(3) Geographic mix is based on client location or fund management location.

Exchange-Traded Funds(1)
By Asset Class:
Alternative investments	$45	$54	$54	$42	$46	$46	$48	$48	14.3%	—%
Cash	3	2	2	2	2	2	2	2	—	—
Equity	349	348	370	426	457	460	478	531	24.6	11.1
Fixed-income	46	48	52	51	53	58	61	63	23.5	3.3
Total Exchange-Traded Funds	$443	$452	$478	$521	$558	$566	$589	$644	23.6	9.3

(1) Exchange-traded funds are a component of assets under management presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

December 31, 2017	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Book Value(1)	Book Value (% Total)	Net Unrealized After-tax MTM Gain/(Loss) (In millions)(2)	Fixed Rate/ Floating Rate
Government & agency securities	59%	13%	15%	7%	6%	—%	—%	$29.0	29.7%	$(77)	99% / 1%
Asset-backed securities	—	72	21	2	4	1	—	21.1	21.6	75	4% / 96%
Student loans	—	37	48	2	12	1	—	6.4	30.3	23
Credit cards	—	100	—	—	—	—	—	3.1	14.7	(12)
Auto & equipment	—	84	14	2	—	—	—	1.7	8.1	1
Non-U.S. residential mortgage backed securities	—	83	12	3	1	1	—	7.6	36.0	57
Collateralized loan obligation	—	100	—	—	—	—	—	1.9	9.0	5
Other	—	28	72	—	—	—	—	0.4	1.9	1
Mortgage-backed securities	98	1	—	—	—	1	—	25.9	26.6	(176)	96% / 4%
Agency MBS	100	—	—	—	—	—	—	25.3	97.7	(189)
Non-Agency MBS	—	58	—	1	8	30	3	0.6	2.3	13
CMBS	59	41	—	—	—	—	—	4.1	4.2	(18)	60% / 40%
Corporate bonds	—	—	16	52	32	—	—	4.4	4.5	4	93% / 7%
Covered bonds	—	100	—	—	—	—	—	3.5	3.6	14	15% / 85%
Municipal bonds	—	32	63	4	—	—	1	7.4	7.6	117	99% / 1%
Clipper tax-exempt bonds/other	—	31	47	16	4	—	2	2.1	2.2	19	3% / 97%
Total Portfolio	46%	28%	16%	6%	4%	—%	—%	$97.5	100.0%	$(42)	71% / 29%

Book Value	$44.9	$27.6	$15.1	$5.4	$4.1	$0.3	$0.1	$97.5

(1) Portfolio amounts are expressed at book value; book value includes the amortized cost of transferred securities at the time they were transferred.
(2) At December 31, 2017 the after-tax unrealized MTM gain/(loss) includes after-tax unrealized gain on securities available-for-sale of $101 million, after-tax unrealized loss on securities held-to-maturity of $(122) million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $(21) million.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

December 31, 2017			Book Value
(In billions)	Book Value	Average Rating	Gov't/Agency(1)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
United Kingdom	$6.1	AAA	$0.8	$2.8	$1.4	$0.4	$0.7	$—
Australia	5.0	AAA	1.2	2.4	0.3	0.3	0.6	0.2
Canada	3.1	AAA	2.0	—	—	0.2	0.9	—
France	2.5	AA	1.4	0.1	0.4	0.3	0.3	—
Netherlands	1.7	AAA	—	1.1	0.2	0.3	0.1	—
Italy	1.7	A	0.8	0.6	0.3	—	—	—
Japan	1.3	A	1.3	—	—	—	—	—
Spain	1.5	A	1.0	0.3	0.2	—	—	—
Belgium	1.2	AA	0.9	0.1	—	—	0.2	—
Hong Kong	0.7	AA	0.7	—	—	—	—	—
Germany	0.5	AAA	0.1	—	0.4	—	—	—
Sweden	0.5	AA	—	—	—	0.2	0.3	—
Norway	0.5	AAA	—	—	—	—	0.5	—
Ireland	0.8	A	0.7	0.1	—	—	—	—
Other	1.1	AA	0.8	0.1	—	0.1	0.1	—
Total Non-U.S. Investments(2)	$28.2		$11.7	$7.6	$3.2	$1.8	$3.7	$0.2
U.S. Investments	69.3
Total Portfolio	$97.5

(1) Sovereign debt is reflected in the government / agency column.
(2) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

    In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management has also historically (and in this Supplemental Information Package) presented results on a non-GAAP, or operating-basis or otherwise adjusted bases. Management believed this presentation would support additional meaningful analysis and comparisons of trends with respect to State Street's business operations from period to period. Management may also provide (and in this Supplemental Information Package has provided) additional non-GAAP measures, including capital ratios calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities.

    Our operating-basis, or otherwise adjusted basis, financial results have historically adjusted our GAAP-basis financial results to both: (1) exclude the impact of revenue and expenses outside of State Street’s normal course of business, such as restructuring charges; and (2) present revenue from non-taxable sources, such as interest income from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged adjustments, on a fully taxable-equivalent basis. Management believed that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends, including providing additional insight into our underlying margin and profitability, in addition to financial information prepared and reported in conformity with GAAP. The tax-equivalent adjustments allow for more meaningful comparisons of yields and margins on assets and the evaluation of investment opportunities with different tax profiles.

    Beginning with the first quarter of 2017, we began simplifying our operating-basis presentation of our financial results to no longer exclude, as part of the non-ordinary course adjustment, the effects of gains/losses on sales of businesses or the discount accretion associated with former conduit securities. In the first and third quarters of 2017, operating-basis results included a pre-tax gain of approximately $30 million on the sale of our transfer agency joint venture interests and a pre-tax gain of approximately $26 million on the sale of an alternative trading system, respectively. In the first, second, third, and fourth quarters of 2017, operating-basis results included $5 million, $6 million, $4 million and $4 million, respectively, of discount accretion. These changes resulted in total increases in operating-basis revenue of $35 million, $6 million, $30 million and $4 million in the first, second, third and fourth quarters of 2017, respectively, relative to our historical operating-basis presentation. Note that in the second quarter of 2016, operating-basis results excluded a pre-tax gain of approximately $53 million on the sale of the WM/Reuters business. We believe that these changes to our operating-basis presentation simplify the overall presentation of our financial results, making them easier to understand, while, overall, continuing to facilitate a useful and helpful additional understanding of our financial results.

    We also believe that the use of other non-GAAP financial measures in the calculation of identified capital ratios is useful to understanding State Street's capital position and is of interest to investors. Additionally, management may present revenue and expense measures on a constant currency (non-GAAP) basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.

    We provide forward-looking financial estimates and expectations on an operating basis (non-GAAP) because information needed to provide corresponding GAAP-basis information is primarily dependent on future events or conditions that may be uncertain and are difficult to predict or estimate. Management is therefore, in general, unable to provide a reconciliation of our operating-basis forward-looking financial estimates and expectations to a GAAP-basis presentation.

Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)
	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	4Q17 vs. 4Q16		4Q17 vs. 3Q17		2016	2017	YTD 2017 vs. YTD 2016
Total Revenue(1), (2), (3):
Total revenue, GAAP-basis	$2,484	$2,573	$2,620	$2,530	$2,668	$2,810	$2,846	$2,846	12.5%		—%		$10,207	$11,170	9.4%
Adjustment to processing fees and other revenue (see below)	63	34	134	186	70	89	79	96					417	334
Adjustment to net interest income (see below)	27	25	—	33	43	42	42	42					85	169
Adjustment to servicing and management fee revenue (see below)	—	43	—	—	—	—	—	—					43	—
Total revenue, operating-basis	$2,574	$2,675	$2,754	$2,749	$2,781	$2,941	$2,967	$2,984	8.5		0.6		$10,752	$11,673	8.6

Fee Revenue(1), (3):
Total fee revenue, GAAP-basis	$1,970	$2,053	$2,079	$2,014	$2,198	$2,235	$2,242	$2,230	10.7		(0.5)		$8,116	$8,905	9.7
Tax-equivalent adjustment associated with tax-advantaged investments	63	87	134	186	70	89	79	78					470	316
Gain on sale of WM/Reuters Business	—	(53)	—	—	—	—	—	—					(53)	—
Expense billing matter, net	—	43	—	—	—	—	—	—					43	—
Impact of tax legislation(7)	—	—	—	—	—	—	—	18					—	18
Total fee revenue, operating-basis	$2,033	$2,130	$2,213	$2,200	$2,268	$2,324	$2,321	$2,326	5.7		0.2		$8,576	$9,239	7.7

Servicing Fees:
Total servicing fees, GAAP-basis	$1,242	$1,239	$1,303	$1,289	$1,296	$1,339	$1,351	$1,379	7.0		2.1		$5,073	$5,365	5.8
Expense billing matter	—	48	—	—	—	—	—	—					48	—
Total servicing fees, operating-basis	$1,242	$1,287	$1,303	$1,289	$1,296	$1,339	$1,351	$1,379	7.0		2.1		$5,121	$5,365	4.8

Management Fees:
Total management fees, GAAP-basis	$270	$293	$368	$361	$382	$397	$419	$418	15.8		(0.2)		$1,292	$1,616	25.1
Expense billing matter	—	(5)	—	—	—	—	—	—					(5)	—
Total management fees, operating-basis	$270	$288	$368	$361	$382	$397	$419	$418	15.8		(0.2)		$1,287	$1,616	25.6

Processing Fees and Other Revenue(1):
Total processing fees and other revenue, GAAP-basis	$52	$98	$5	$(65)	$112	$31	$66	$38	nm		(42.4)		$90	$247	174.4
Tax-equivalent adjustment associated with tax-advantaged investments	63	87	134	186	70	89	79	78					470	316
Gain on sale of WM/Reuters Business	—	(53)	—	—	—	—	—	—					(53)	—
Impact of tax legislation(7)	—	—	—	—	—	—	—	18					—	18
Total processing fees and other revenue, operating-basis	$115	$132	$139	$121	$182	$120	$145	$134	10.7		(7.6)		$507	$581	14.6

Net Interest Income & Net Interest Margin(2), (4):
Net interest income, GAAP-basis	$512	$521	$537	$514	$510	$575	$603	$616	19.8%		2.2%		$2,084	$2,304	10.6%
Tax-equivalent adjustment associated with tax-exempt investment securities	42	40	42	43	43	42	42	40					167	167
Net interest income, fully taxable-equivalent basis	$554	$561	$579	$557	$553	$617	$645	656					$2,251	$2,471
Average interest earning assets	194,081	198,243	202,155	202,194	191,840	195,287	189,916	187,953					199,184	191,235
Net interest margin, fully taxable-equivalent basis	1.15%	1.14%	1.14%	1.09%	1.17%	1.27%	1.35%	1.38%	29	bps	3	bps	1.13%	1.29%	16	bps

Net interest income, fully taxable-equivalent basis	$554	$561	$579	$557	$553	$617	$645	656					$2,251	$2,471
Impact of tax legislation(7)	—	—	—	—	—	—	—	2					—	2
Discount accretion associated with former conduit securities	(15)	(15)	(42)	(10)	—	—	—	—					(82)	—
Net interest income, operating-basis	$539	$546	$537	$547	$553	$617	$645	$658	20.3%		2.0%		$2,169	$2,473	14.0%
Average interest earning assets	194,081	198,243	202,155	202,194	191,840	195,287	189,916	187,953					199,184	191,235
Net interest margin, operating-basis	1.12%	1.11%	1.06%	1.08%	1.17%	1.27%	1.35%	1.38%	31	bps	4	bps	1.09%	1.29%	20	bps
Effect of discount accretion	0.03%	0.03%	0.08%	0.01%	N/A	N/A	N/A	N/A					0.04%	N/A

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)
	Quarters								% Change				Year-to-Date			% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	4Q17 vs. 4Q16		4Q17 vs. 3Q17		2016	2017		YTD 2017 vs. YTD 2016
Expenses(3):
Total expenses, GAAP-basis	$2,050	$1,860	$1,984	$2,183	$2,086	$2,031	$2,021	$2,131	(2.4)%		5.4%		$8,077	$8,269		2.4%
Severance costs associated with staffing realignment	(3)	3	9	2	—	—	—	—					11	—
Provisions for legal contingencies	—	—	(42)	1	—	—	—	—					(41)	—
Expense billing matter, net	—	(15)	—	—	—	—	—	—					(15)	—
Acquisition costs	(7)	(7)	(33)	(22)	(12)	(9)	—	—					(69)	(21)
Restructuring charges, net	(97)	(13)	(9)	(21)	(17)	(62)	(33)	(133)					(140)	(245)
Total expenses, operating-basis	$1,943	$1,828	$1,909	$2,143	$2,057	$1,960	$1,988	$1,998	(6.8)		0.5		$7,823	$8,003		2.3

Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP-basis	$1,107	$989	$1,013	$1,244	$1,166	$1,071	$1,090	$1,067	(14.2)		(2.1)		$4,353	$4,394		0.9
Severance costs associated with staffing realignment	(3)	3	9	2	—	—	—	—					11	—
Total compensation and employee benefits expenses, operating-basis(6)	$1,104	$992	$1,022	$1,246	$1,166	$1,071	$1,090	$1,067	(14.4)		(2.1)		$4,364	$4,394		0.7

Other Expenses:
Total other expenses, GAAP-basis	$254	$269	$337	$310	$297	$283	$269	$294	(5.2)		9.3		$1,170	$1,143		(2.3)
Provisions for legal contingencies	—	—	(42)	1	—	—	—	—					(41)	—
Expense billing matter, net	—	(15)	—	—	—	—	—	—					(15)	—
Total other expenses, operating-basis	$254	$254	$295	$311	$297	$283	$269	$294	(5.5)		9.3		$1,114	$1,143		2.6

Income Before Income Tax Expense:
Income before income tax expense, GAAP-basis	$430	$709	$636	$345	$584	$776	$822	$717	107.8		(12.8)		$2,120	$2,899		36.7
Net pre-tax effect of non-operating adjustments to revenue and expenses	197	134	209	259	142	202	154	271					799	769
Income before income tax expense, operating-basis	$627	$843	$845	$604	$726	$978	$976	$988	63.6		1.2		$2,919	$3,668		25.7

Pre-tax operating margin(5):
Pre-tax operating margin, GAAP-basis	17.3%	27.6%	24.3%	13.6%	21.9%	27.6%	28.9%	25.2%	1,160	bps	(370)	bps	20.8%	26.0%		520	bps
Net effect of non-operating adjustments	7.1	3.9	6.4	8.4	4.2	5.7	4.0	7.9					6.3	5.4
Pre-tax operating margin, operating-basis	24.4%	31.5%	30.7%	22.0%	26.1%	33.3%	32.9%	33.1%	1,110	bps	20	bps	27.1%	31.4%		430	bps

Income Tax Expense:
Income tax expense (benefit), GAAP-basis	$62	$92	$72	$(248)	$82	$156	$137	$347	(239.9)%		153.3%		$(22)	$722		nm
Aggregate tax-equivalent adjustments	105	127	176	229	113	131	121	118					637	483	232
Net tax effect of non-operating adjustments	15	10	8	10	7	20	14	50					43	91	25
Impact of tax legislation(7)	—	—	—	—	—	—	—	(250)					—	(250)
Income tax expense (benefit), operating-basis	$182	$229	$256	$(9)	$202	$307	$272	$265	nm		(2.6)		$658	$1,046		59.0

Effective Tax Rate:
Income before income tax expense, operating-basis	$627	$843	$845	$604	$726	$978	$976	$988	63.6%		1.2%		$2,919	$3,668		25.7%
Income tax expense, operating-basis	182	229	256	(9)	202	307	272	265					658	1,046
Effective tax rate, operating-basis	29.1%	27.0%	30.3%	(1.5)%	27.8%	31.4%	27.9%	26.8%	2,830	bps	(110)	bps	22.5%	28.5%		600	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)
	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	4Q17 vs. 4Q16		4Q17 vs. 3Q17		2016	2017	YTD 2017 vs. YTD 2016
Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP-basis	$319	$585	$507	$557	$446	$584	$629	$334	(40.0)%		(46.9)%		$1,968	$1,993	1.3%
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest income, expenses and income tax expense	77	(3)	25	20	22	51	19	353					119	445
Net income available to common shareholders, operating-basis	$396	$582	$532	$577	$468	$635	$648	$687	19.1		6.0		$2,087	$2,438	16.8

Diluted Earnings per Common Share(1), (2):
Diluted earnings per common share, GAAP-basis	$.79	$1.47	$1.29	$1.43	$1.15	$1.53	$1.66	$.89	(37.8)		(46.4)		$4.97	$5.24	5.4
Severance costs associated with staffing realignment	.01	(.01)	(.01)	—	—	—	—	—					(.02)	—
Provisions for legal contingencies	—	—	.11	.02	—	—	—	—					.13	—
Expense billing matter, net	—	.10	—	—	—	—	—	—					.10	—
Acquisition costs	.01	.01	.05	.03	.02	.02	—	—					.11	.03
Restructuring charges, net	.15	.02	.01	.02	.03	.11	.06	.23					.21	.43
Effect on income tax of non-operating adjustments	.04	(.01)	(.03)	(.01)	.01	.01	(.01)	(.01)					—	—
Impact of tax legislation(7)	—	—	—	—	—	—	—	.72					—	.72
Discount accretion associated with former conduit securities	(.02)	(.02)	(.07)	(.01)	—	—	—	—					(.13)	—
Gain on sale of WM/Reuters Business	—	(.10)	—	—	—	—	—	—					(.10)	—
Diluted earnings per common share, operating-basis	$.98	$1.46	$1.35	$1.48	$1.21	$1.67	$1.71	$1.83	23.6		7.0		$5.27	$6.41	21.6

Return on Average Common Equity(1), (2):
Return on average common equity, GAAP-basis	6.8%	12.4%	10.6%	12.1%	9.9%	12.6%	13.0%	6.9%	(520)	bps	(610)	bps	10.5%	10.6%	10	bps
Severance costs associated with staffing realignment	—	(.1)	(.1)	—	—	—	—	—					—	—
Provisions for legal contingencies	—	—	.9	.2	—	—	—	—					.3	—
Expense billing matter, net	—	.8	—	—	—	—	—	—					.2	—
Acquisition costs	.1	.1	.3	.3	.2	.1	—	—					.2	.1
Restructuring charges, net	1.3	.2	.1	.1	.2	.9	.5	1.8					.4	.8
Effect on income tax of non-operating adjustments	.4	(.1)	(.2)	(.1)	.1	.1	(.1)	(.1)					—	—
Impact of tax legislation(7)	—	—	—	—	—	—	—	5.5					—	1.4
Discount accretion associated with former conduit securities	(.2)	(.2)	(.5)	(.1)	—	—	—	—					(.3)	—
Gain on sale of WM/Reuters Business	—	(.8)	—	—	—	—	—	—					(0.2)	—
Return on average common equity, operating-basis	8.4%	12.3%	11.1%	12.5%	10.4%	13.7%	13.4%	14.1%	160	bps	70	bps	11.1%	12.9%	180	bps

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis (as reconciled above)	$1,970	$2,053	$2,079	$2,014	$2,198	$2,235	$2,242	$2,230	10.72%		(0.54)%		$8,116	$8,905	9.72%
Total expenses, GAAP-basis (as reconciled above)	2,050	1,860	1,984	2,183	2,086	2,031	2,021	2,131	(2.38)		5.44		8,077	8,269	2.38
Fee operating leverage, GAAP-basis									1,310	bps	(598)	bps			734	bps

Fee Operating Leverage, Operating-Basis(1):
Total fee revenue, operating-basis (as reconciled above)	$2,033	$2,130	$2,213	$2,200	$2,268	$2,324	$2,321	$2,326	5.73%		0.22%		$8,576	$9,239	7.73%
Total expenses, operating-basis (as reconciled above)	1,943	1,828	1,909	2,143	2,057	1,960	1,988	1,998	(6.77)		0.50		7,823	8,003	2.30
Fee operating leverage, operating-basis									1,250	bps	(28)	bps			543	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)
	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	4Q17 vs. 4Q16		4Q17 vs. 3Q17		2016	2017	YTD 2017 vs. YTD 2016
Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis (as reconciled above)	$2,484	$2,573	$2,620	$2,530	$2,668	$2,810	$2,846	$2,846	12.49%		—%		$10,207	$11,170	9.43%
Total expenses, GAAP-basis (as reconciled above)	2,050	1,860	1,984	2,183	2,086	2,031	2,021	2,131	(2.38)		5.44		8,077	8,269	2.38
Operating leverage, GAAP-basis									1,487	bps	(544)	bps			705	bps

Operating Leverage, Operating-Basis(1), (2):
Total revenue, operating-basis (as reconciled above)	$2,574	$2,675	$2,754	$2,749	$2,781	$2,941	$2,967	$2,984	8.55%		0.57%		$10,752	$11,673	8.57%
Total expenses, operating-basis (as reconciled above)	1,943	1,828	1,909	2,143	2,057	1,960	1,988	1,998	(6.77)		0.50		7,823	8,003	2.30
Operating leverage, operating-basis									1,532	bps	7	bps			627	bps

Fee Operating Leverage excluding notable items, GAAP-Basis:
Total fee revenue, GAAP-basis (as reconciled above)	$1,970	$2,053	$2,079	2,014	$2,198	$2,235	$2,242	$2,230					$8,116	$8,905
Impact of tax legislation(7)	—	—	—	—	—	—	—	18					—	18
Total fee revenue, GAAP-basis excluding notable items	$1,970	$2,053	$2,079	$2,014	$2,198	$2,235	$2,242	$2,248	11.62%		0.27%		$8,116	$8,923	9.94%

Total expenses, GAAP-basis (as reconciled above)	$2,050	$1,860	$1,984	$2,183	$2,086	$2,031	$2,021	$2,131					$8,077	$8,269
Impact of accelerated compensation expense	—	—	—	(249)	—	—	—	—					(249)	—
Total expenses, GAAP-basis excluding notable items	$2,050	$1,860	$1,984	$1,934	$2,086	$2,031	$2,021	$2,131	10.19%		5.44%		$7,828	$8,269	5.63%
Fee operating leverage excluding notable items									143	bps	(517)	bps			431	bps

Fee Operating Leverage excluding notable items, Operating-Basis:
Total fee revenue, operating-basis (as reconciled above)	$2,033	$2,130	$2,213	$2,200	$2,268	$2,324	$2,321	$2,326					$8,576	$9,239
Impact of tax legislation(7)	—	—	—	—	—	—	—	—					—	—
Total fee revenue, operating-basis excluding notable items	$2,033	$2,130	$2,213	$2,200	$2,268	$2,324	$2,321	$2,326	5.73%		0.22%		$8,576	$9,239	7.73%

Total expenses, operating-basis (as reconciled above)	$1,943	$1,828	$1,909	$2,143	$2,057	$1,960	$1,988	$1,998					$7,823	$8,003
Impact of accelerated compensation expense	—	—	—	(249)	—	—	—	—					(249)	—
Total expenses, operating-basis excluding notable items	$1,943	$1,828	$1,909	$1,894	$2,057	$1,960	$1,988	$1,998	5.49%		0.50%		$7,574	$8,003	5.66%
Fee operating leverage excluding notable items									24	bps	(28)	bps			207	bps

(1) The first and third quarters of 2017 GAAP-basis and operating-basis results include a pre-tax gain of approximately $30 million on the sale of our transfer agency joint venture interests and a pre-tax gain of approximately $26 million on the sale of an alternative trading system, respectively, reflecting a change in our operating-basis presentation effective the first quarter of 2017 to include gains/losses on sales of businesses. In the second quarter of 2016, under our historical presentation, operating-basis results excluded a $53 million pre-tax gain on the sale of WM/Reuters business, and such results have not been revised.

(2) Beginning in the first quarter of 2017, management no longer presents discount accretion associated with former conduit securities as an operating-basis adjustment. Therefore, the first, second, third and fourth quarters of 2017 GAAP and operating-basis results included $5 million, $6 million, $4 million and $4 million, respectively, of discount accretion.  In the first, second, third and fourth quarters of 2016, operating-basis net interest income excluded $15 million, $15 million, $42 million and $10 million of discount accretion, respectively, and such results have not been revised.

(3) The impact of acquired operations on total revenue and fee revenue contributed approximately $65 million, $64 million, $71 million, and $72 million for the third and fourth quarters of 2016 and first and second quarters of 2017, respectively. The impact of acquired operations on expenses contributed approximately $57 million, $58 million, $51 million, and $51 million for the third and fourth quarters of 2016 and first and second quarters of 2017, respectively, excluding merger and integration charges and financing costs.

(4) Fully taxable-equivalent net interest margin for the periods presented above represents fully taxable-equivalent net interest income composed of GAAP-basis net interest income plus tax-equivalent adjustments, on an annualized basis, as a percentage of average total interest-earning assets for the periods presented. Net interest income and net interest margin on an operating-basis is also adjusted to reflect th impact of discount accretion for all quarters in 2016 and full year 2016, and the impact of tax legislation in 4Q17 and full year 2017.

(5) Pre-tax operating margin was calculated by dividing income before income tax expense by total revenue.
(6) Compensation and employee benefits includes $249 million of accelerated compensation expense ($161 million after tax) for the fourth quarter and year to date December 31, 2016.
(7) The effects of the TCJA described in this presentation are estimates. Actual effects of the TCJA may differ from these estimates, among other things, due to additional tax and regulatory guidance and changes in State Street assumptions and interpretations.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis Quarter Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	4Q16	3Q17	4Q17	4Q17 vs. 4Q16	4Q17 vs. 3Q17	4Q17 vs. 4Q16	4Q17 vs. 3Q17	4Q17 vs. 4Q16	4Q17 vs. 3Q17
Fee revenue:
Servicing fees	$1,289	$1,351	$1,379	$38	$—	$1,341	$1,379	4.0%	2.1%
Management fees	361	419	418	5	—	413	418	14.4	(0.2)
Trading services	293	259	248	5	1	243	247	(17.1)	(4.6)
Securities finance	136	147	147	1	—	146	147	7.4	—
Processing fees and other	(65)	66	38	—	—	38	38	nm	(42.4)
Total fee revenue	2,014	2,242	2,230	49	1	2,181	2,229	8.3	(0.6)
Net interest income	514	603	616	6	—	610	616	18.7	2.2
Gains (losses) related to investment securities, net	2	1	—	—	—	—	—	nm	nm
Total revenue	$2,530	$2,846	$2,846	$55	$1	$2,791	$2,845	10.3	—

Expenses:
Compensation and employee benefits	$1,244	$1,090	$1,067	$23	$2	$1,044	$1,065	(16.1)	(2.3)
Information systems and communications	278	296	301	2	—	299	301	7.6	1.7
Transaction processing services	199	215	219	3	—	216	219	8.5	1.9
Occupancy	109	118	117	3	—	114	117	4.6	(0.8)
Acquisition and restructuring costs	43	33	133	—	—	133	133	209.3	303.0
Other	310	269	294	5	—	289	294	(6.8)	9.3
Total expenses	$2,183	$2,021	$2,131	$36	$2	$2,095	$2,129	(4.0)	5.3

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2016	2017	YTD 2017 vs. YTD 2016	2017	YTD 2017 vs. YTD 2016
Fee revenue:
Servicing fees	$5,073	$5,365	$30	$5,335	5.2%
Management fees	1,292	1,616	(1)	1,617	25.2
Trading services	1,099	1,071	(3)	1,074	(2.3)
Securities finance	562	606	(1)	607	8.0
Processing fees and other	90	247	1	246	173.3
Total fee revenue	8,116	8,905	26	8,879	9.4
Net interest income	2,084	2,304	(6)	2,310	10.8
Gains (losses) related to investment securities, net	7	(39)	—	(39)	nm
Total revenue	$10,207	$11,170	$20	$11,150	9.2

Expenses:
Compensation and employee benefits	$4,353	$4,394	$6	$4,388	0.8
Information systems and communications	1,105	1,167	—	1,167	5.6
Transaction processing services	800	838	—	838	4.8
Occupancy	440	461	(1)	462	5.0
Acquisition and restructuring costs	209	266	—	266	27.3
Other	1,170	1,143	1	1,142	(2.4)
Total expenses	$8,077	$8,269	$6	$8,263	2.3

nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF CONSTANT CURRENCY FX IMPACTS (Continued)

Operating-Basis Quarter Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	4Q16	3Q17	4Q17	4Q17 vs. 4Q16	4Q17 vs. 3Q17	4Q17 vs. 4Q16	4Q17 vs. 3Q17	4Q17 vs. 4Q16	4Q17 vs. 3Q17
Fee revenue:
Servicing fees	$1,289	$1,351	$1,379	$38	$—	$1,341	$1,379	4.0%	2.1%
Management fees	361	419	418	5	—	413	418	14.4	(0.2)
Trading services	293	259	248	5	1	243	247	(17.1)	(4.6)
Securities finance	136	147	147	1	—	146	147	7.4	—
Processing fees and other	121	145	134	—	—	134	134	10.7	(7.6)
Total fee revenue	2,200	2,321	2,326	49	1	2,277	2,325	3.5	0.2
Net interest income	547	645	658	6	—	652	658	19.2	2.0
Gains (losses) related to investment securities, net	2	1	—	—	—	—	—	nm	nm
Total revenue	$2,749	$2,967	$2,984	$55	$1	$2,929	$2,983	6.5	0.5

Expenses:
Compensation and employee benefits	$1,246	$1,090	$1,067	$23	$2	$1,044	$1,065	(16.2)	(2.3)
Information systems and communications	278	296	301	2	—	299	301	7.6	1.7
Transaction processing services	199	215	219	3	—	216	219	8.5	1.9
Occupancy	109	118	117	3	—	114	117	4.6	(0.8)
Other	311	269	294	5	—	289	294	(7.1)	9.3
Total expenses	$2,143	$1,988	$1,998	$36	$2	$1,962	$1,996	(8.4)	0.4

Operating-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2016	2017	YTD 2017 vs. YTD 2016	2017	YTD 2017 vs. YTD 2016
Fee revenue:
Servicing fees	$5,121	$5,365	$30	$5,335	4.2%
Management fees	1,287	1,616	(1)	1,617	25.6
Trading services	1,099	1,071	(3)	1,074	(2.3)
Securities finance	562	606	(1)	607	8.0
Processing fees and other	507	581	1	580	14.4
Total fee revenue	8,576	9,239	26	9,213	7.4
Net interest income	2,169	2,473	(6)	2,479	14.3
Gains (losses) related to investment securities, net	7	(39)	—	(39)	nm
Total revenue	$10,752	$11,673	$20	$11,653	8.4

Expenses:
Compensation and employee benefits	$4,364	$4,394	$6	$4,388	0.5
Information systems and communications	1,105	1,167	—	1,167	5.6
Transaction processing services	800	838	—	838	4.8
Occupancy	440	461	(1)	462	5.0
Other	1,114	1,143	1	1,142	2.5
Total expenses	$7,823	$8,003	$6	$7,997	2.2

nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF 2016 OPERATING-BASIS NOTABLE ITEMS
    In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents results on a non-GAAP, or operating-basis or otherwise adjusted bases, as it believes this presentation supports additional meaningful analysis and comparisons of trends with respect to State Street's business operations from period to period, as well as information, such as capital ratios calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities.

	4Q16					YTD 2016
(Dollars in millions)	GAAP-Basis	Non-Operating Adjustments(1)	Operating-Basis	4Q16 Notable Items(2)	Operating-Basis ex. 4Q16 Notable Items	GAAP-Basis	Non-Operating Adjustments(1)	Operating-Basis	2016 Notable Items(2)	Operating-Basis ex. 2016 Notable Items
Revenue:
Servicing fees	$1,289	$—	$1,289	$—	$1,289	$5,073	$48	$5,121	$—	$5,121
Management fees	361	—	361	—	361	1,292	(5)	1,287	—	1,287
Trading services	293	—	293	—	293	1,099	—	1,099	—	1,099
Securities finance	136	—	136	—	136	562	—	562	—	562
Processing fees and other	(65)	186	121	—	121	90	417	507	—	507
Total fee revenue	2,014	186	2,200	—	2,200	8,116	460	8,576	—	8,576
Net interest income	514	33	547	—	547	2,084	85	2,169	—	2,169
Gains (losses) related to investment securities, net	2	—	2	—	2	7	—	7	—	7
Total revenue	2,530	219	2,749	—	2,749	10,207	545	10,752	—	10,752
Provision for loan losses	2	—	2	—	2	10	—	10	—	10
Expenses:
Compensation and employee benefits	1,244	2	1,246	249	997	4,353	11	4,364	249	4,115
Information systems and communications	278	—	278	—	278	1,105	—	1,105	—	1,105
Transaction processing services	199	—	199	—	199	800	—	800	—	800
Occupancy	109	—	109	—	109	440	—	440	—	440
Acquisition and restructuring costs	43	(43)	—	—	—	209	(209)	—	—	—
Other	310	1	311	—	311	1,170	(56)	1,114	—	1,114
Total expenses	2,183	(40)	2,143	249	1,894	8,077	(254)	7,823	249	7,574
Income before income tax expense	345	259	604	(249)	853	2,120	799	2,919	(249)	3,168
Income tax expense (benefit)	(248)	239	(9)	(299)	290	(22)	680	658	(299)	957
Net income (loss) from non-controlling interest	—	—	—	—	—	1	—	1	—	1
Net income	$593	$20	$613	$50	$563	$2,143	$119	$2,262	$50	$2,212
Dividends on preferred stock	(36)	—	(36)	—	(36)	(173)	—	(173)	—	(173)
Earnings allocated to participating securities	—	—	—	—	—	(2)	—	(2)	—	(2)
Net income available to common shareholders	$557	$20	$577	$50	$527	$1,968	$119	$2,087	$50	$2,037

(1) Refer to GAAP-to-Operating basis reconciliation section of this supplement for details on non-operating adjustments
(2) Notable items in expenses include a $249 million pre-tax acceleration of compensation expense. Notable items in taxes include a $145 million tax benefit from designation of certain foreign earnings as indefinitely invested overseas, a $66 million tax benefit attributable to incremental foreign tax credits and a foreign affiliate tax loss, and an $88 million tax benefit associated with the accelerated compensation expense

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

     The accompanying materials present capital ratios in addition to, or adjusted from, those calculated in conformity with applicable regulatory requirements. These include capital ratios based on tangible common equity, as well as capital ratios adjusted to reflect our estimate of the impact of the relevant Basel III requirements, as specified in the July 2013 final rule issued by the Board of Governors of the Federal Reserve System, referred to as the Basel III final rule. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in the news release to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and transitioning regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in the accompanying materials similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

     The common equity tier 1 risk-based capital, or CET1, tier 1 risk-based capital, total risk-based capital and tier 1 leverage ratios have each been calculated in conformity with applicable regulatory requirements as of the dates that each was first publicly disclosed. The capital component, or numerator, of these ratios was calculated in conformity with the provisions of the Basel III final rule. For the periods below the total risk-weighted assets component, or denominator, used in the calculation of the CET1, tier 1 risk-based capital and total risk-based capital ratios were each calculated in conformity with the advanced approaches and standardized approach provisions of Basel III, as the case may be.

     The advanced approaches-based ratios (actual and estimated) included in this presentation reflect calculations and determinations with respect to our capital and related matters, based on State Street and external data, quantitative formula, statistical models, historical correlations and assumptions, collectively referred to as “advanced systems,” in effect and used by us for those purposes as of the respective date of each ratio’s first public announcement. Significant components of these advanced systems involve the exercise of judgment by us and our regulators, and these advanced systems may not, individually or collectively, precisely represent or calculate the scenarios, circumstances, outputs or other results for which they are designed or intended. Due to the influence of changes in these advanced systems, whether resulting from changes in data inputs, regulation or regulatory supervision or interpretation, State Street-specific or market activities or experiences or other updates or factors, we expect that our advanced systems and our capital ratios calculated in conformity with the Basel III framework will change and may be volatile over time, and that those latter changes or volatility could be material as calculated and measured from period to period.

     The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided within the Reconciliation of Tangible Common Equity Ratio within this package.

The following table presents State Street's regulatory capital ratios and underlying components, calculated in conformity with applicable regulatory requirements as described above.

	Quarters
	1Q16		2Q16		3Q16		4Q16		1Q17		2Q17		3Q17		4Q17
(Dollars in millions)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)
RATIOS:
Common equity tier 1 capital	12.3%	12.5%	12.0%	12.0%	12.3%	12.5%	11.7%	11.6%	11.2%	11.5%	12.0%	11.2%	12.6%	11.6%	12.3%	11.9%
Tier 1 capital	14.9	15.1	15.0	15.0	15.4	15.7	14.8	14.7	14.4	14.7	15.1	14.2	15.8	14.5	15.5	15.0
Total capital	17.1	17.3	17.1	17.1	17.6	17.9	16.0	16.0	15.4	15.9	16.2	15.2	16.9	15.6	16.5	16.0
Tier 1 leverage	6.9	6.9	7.0	7.0	6.8	6.8	6.5	6.5	6.8	6.8	7.0	7.0	7.4	7.4	7.3	7.3

Supporting Calculations:
Common equity tier 1 capital	$12,404	$12,404	$12,518	$12,518	$12,269	$12,269	$11,624	$11,624	$11,319	$11,319	$12,007	$12,007	$12,439	$12,439	$12,204	$12,204
Total risk-weighted assets	100,633	99,617	104,012	104,492	99,736	98,374	99,301	99,876	100,843	98,494	100,265	107,069	98,997	107,580	99,237	102,866
Common equity tier 1 risk-based capital	12.3%	12.5%	12.0%	12.0%	12.3%	12.5%	11.7%	11.6%	11.2%	11.5%	12.0%	11.2%	12.6%	11.6%	12.3%	11.9%

Tier 1 capital	$15,032	$15,032	$15,642	$15,642	$15,407	$15,407	$14,717	$14,717	$14,475	$14,475	$15,165	$15,165	$15,606	$15,606	$15,382	$15,382
Total risk-weighted assets	100,633	99,617	104,012	104,492	99,736	98,374	99,301	99,876	100,843	98,494	100,265	107,069	98,997	107,580	99,237	102,866
Tier 1 risk-based capital ratio	14.9%	15.1%	15.0%	15.0%	15.4%	15.7%	14.8%	14.7%	14.4%	14.7%	15.1%	14.2%	15.8%	14.5%	15.5%	15.0%

Total capital	$17,191	$17,248	$17,794	$17,869	$17,560	$17,632	$15,909	$15,967	$15,542	$15,617	$16,243	$16,314	$16,684	$16,758	$16,367	$16,435
Total risk-weighted assets	100,633	99,617	104,012	104,492	99,736	98,374	99,301	99,876	100,843	98,494	100,265	107,069	98,997	107,580	99,237	102,866
Total risk-based capital ratio	17.1%	17.3%	17.1%	17.1%	17.6%	17.9%	16.0%	16.0%	15.4%	15.9%	16.2%	15.2%	16.9%	15.6%	16.5%	16.0%

Tier 1 capital	$15,032	$15,032	$15,642	$15,642	$15,407	$15,407	$14,717	$14,717	$14,475	$14,475	$15,165	$15,165	$15,606	$15,606	$15,382	$15,382
Adjusted quarterly average assets	217,029	217,029	222,666	222,666	226,093	226,093	226,310	226,310	212,361	212,361	216,940	216,940	211,396	211,396	209,318	209,318
Tier 1 leverage ratio	6.9%	6.9%	7.0%	7.0%	6.8%	6.8%	6.5%	6.5%	6.8%	6.8%	7.0%	7.0%	7.4%	7.4%	7.3%	7.3%
(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
(2) CET1, tier 1 capital, total capital, and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17
Consolidated total assets		$243,685	$255,386	$256,140	$242,698	$236,802	$238,274	$235,986	$238,425
Less:
Goodwill		5,733	5,671	5,911	5,814	5,855	5,945	5,997	6,022
Other intangible assets		1,749	1,682	1,849	1,750	1,710	1,693	1,658	1,613
Cash balances held at central banks in excess of required reserves		58,639	67,710	67,571	62,037	59,780	56,326	51,965	56,712
Adjusted assets		177,564	180,323	180,809	173,097	169,457	174,310	176,366	174,078
Plus related deferred tax liabilities		698	688	685	655	649	651	647	479
Total tangible assets	A	$178,262	$181,011	$181,494	$173,752	$170,106	$174,961	$177,013	$174,557
Consolidated total common shareholders' equity		$18,793	$18,877	$18,954	$18,023	$18,098	$18,872	$19,301	$19,121
Less:
Goodwill		5,733	5,671	5,911	5,814	5,855	5,945	5,997	6,022
Other intangible assets		1,749	1,682	1,849	1,750	1,710	1,693	1,658	1,613
Adjusted equity		11,311	11,524	11,194	10,459	10,533	11,234	11,646	11,486
Plus related deferred tax liabilities		698	688	685	655	649	651	647	479
Total tangible common equity	B	$12,009	$12,212	$11,879	$11,114	$11,182	$11,885	$12,293	$11,965
Tangible common equity ratio	B/A	6.7%	6.7%	6.5%	6.4%	6.6%	6.8%	6.9%	6.9%

GAAP Basis:
Year-to-date annualized net income available to common shareholders		$319	$585	$507	$557	$446	$584	$629	$334
Return on tangible common equity		10.6%	14.8%	15.8%	17.7%	16.0%	17.3%	18.0%	16.7%

Operating Basis:
Year-to-date annualized net income available to common shareholders		$396	$582	$532	$577	$468	$635	$648	$687
Return on tangible common equity(1)		13.2%	16.0%	16.9%	18.8%	16.7%	18.6%	19.0%	20.4%

(1) This ratio is dividing annualized net income available to common shareholders on an operating basis by the tangible equity calculated on a GAAP basis.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULLY PHASED-IN CAPITAL RATIOS

Fully phased-in pro-forma estimates of common equity tier 1 capital include 100% of the accumulated other comprehensive income component of common shareholder’s equity, including accumulated other comprehensive income attributable to available-for-sale securities, cash flow hedges and defined benefit pension plans, as well as 100% of applicable deductions, including but not limited to, intangible assets net of deferred tax liabilities. Fully phased-in pro-forma estimates of tier 1 and total capital both reflect the transition of trust preferred capital securities from tier 1 capital to total capital. For both Basel III advanced and standardized approaches, fully phased-in pro-forma estimates of risk-weighted assets reflect the exclusion of intangible assets, offset by additions related to non-significant equity exposures and deferred tax assets related to temporary differences. All fully phased-in ratios are preliminary estimates, based on our interpretations of the Basel III final rule as of the date each such ratio was first announced publicly and as applied to our businesses and operations as of the date of such ratio.

The following tables reconcile our fully phased-in estimated pro-forma common equity tier 1 capital, tier 1 capital, total capital and tier 1 leverage ratios, calculated in conformity with the Basel III final rule, as of the dates indicated, to those same ratios calculated in conformity with the applicable regulatory requirements as of such dates.

As of December 31, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,204	$(320)	$11,884	$12,204	$(320)	$11,884
Tier 1 capital	15,382	(302)	15,080	15,382	(302)	15,080
Total capital	16,367	(302)	16,065	16,435	(302)	16,133
Risk weighted assets	99,237	(42)	99,195	102,866	(39)	102,827
Adjusted quarterly average assets	209,318	(220)	209,098	209,318	(220)	209,098

Capital ratios:
Common equity tier 1 capital	12.3%		12.0%	11.9%		11.6%
Tier 1 capital	15.5		15.2	15.0		14.7
Total capital	16.5		16.2	16.0		15.7
Tier 1 leverage	7.3		7.2	7.3		7.2

As of September 30, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,439	$(297)	$12,142	$12,439	$(297)	$12,142
Tier 1 capital	15,606	(268)	15,338	15,606	(268)	15,338
Total capital	16,684	(267)	16,417	16,758	(268)	16,490
Risk weighted assets	98,997	(57)	98,940	107,580	(54)	107,526
Adjusted quarterly average assets	211,396	(184)	211,212	211,396	(184)	211,212

Capital ratios:
Common equity tier 1 capital	12.6%		12.3%	11.6%		11.3%
Tier 1 capital	15.8		15.5	14.5		14.3
Total capital	16.9		16.6	15.6		15.3
Tier 1 leverage	7.4		7.3	7.4		7.3

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULLY PHASED-IN CAPITAL RATIOS (Continued)

As of June 30, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,007	$(315)	$11,692	$12,007	$(315)	$11,692
Tier 1 capital	15,165	(277)	14,888	15,165	(277)	14,888
Total capital	16,243	(277)	15,966	16,314	(277)	16,037
Risk weighted assets	100,265	66	100,331	107,069	62	107,131
Adjusted quarterly average assets	216,940	(205)	216,735	216,940	(205)	216,735

Capital ratios:
Common equity tier 1 capital	12.0%		11.7%	11.2%		10.9%
Tier 1 capital	15.1		14.8	14.2		13.9
Total capital	16.2		15.9	15.2		15.0
Tier 1 leverage	7.0		6.9	7.0		6.9

As of March 31, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$11,319	$(339)	$10,980	$11,319	$(339)	$10,980
Tier 1 capital	14,475	(299)	14,176	14,475	(299)	14,176
Total capital	15,542	(299)	15,243	15,617	(299)	15,318
Risk weighted assets	100,843	134	100,977	98,494	127	98,621
Adjusted quarterly average assets	212,361	(270)	212,091	212,361	(270)	212,091

Capital ratios:
Common equity tier 1 capital	11.2%		10.9%	11.5%		11.1%
Tier 1 capital	14.4		14.0	14.7		14.4
Total capital	15.4		15.1	15.9		15.5
Tier 1 leverage	6.8		6.7	6.8		6.7

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULLY PHASED-IN CAPITAL RATIOS (Continued)

As of December 31, 2016 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$11,624	$(769)	$10,855	$11,624	$(769)	$10,855
Tier 1 capital	14,717	(666)	14,051	14,717	(666)	14,051
Total capital	15,909	(667)	15,242	15,967	(667)	15,300
Risk weighted assets	99,301	33	99,334	99,876	31	99,907
Adjusted quarterly average assets	226,310	(474)	225,836	226,310	(474)	225,836

Capital ratios:
Common equity tier 1 capital	11.7%		10.9%	11.6%		10.9%
Tier 1 capital	14.8		14.1	14.7		14.1
Total capital	16.0		15.3	16.0		15.3
Tier 1 leverage	6.5		6.2	6.5		6.2

As of September 30, 2016 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,269	$(537)	$11,732	$12,269	$(537)	$11,732
Tier 1 capital	15,407	(479)	14,928	15,407	(479)	14,928
Total capital	17,560	(525)	17,035	17,632	(525)	17,107
Risk weighted assets	99,736	(528)	99,208	98,374	(497)	97,877
Adjusted quarterly average assets	226,093	(297)	225,796	226,093	(297)	225,796

Capital ratios:
Common equity tier 1 capital	12.3%		11.8%	12.5%		12.0%
Tier 1 capital	15.4		15.0	15.7		15.3
Total capital	17.6		17.2	17.9		17.5
Tier 1 leverage	6.8		6.6	6.8		6.6

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULLY PHASED-IN CAPITAL RATIOS (Continued)

As of June 30, 2016 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,518	$(452)	$12,066	$12,518	$(452)	$12,066
Tier 1 capital	15,642	(393)	15,249	15,642	(393)	15,249
Total capital	17,794	(438)	17,356	17,869	(438)	17,431
Risk weighted assets	104,012	65	104,077	104,492	62	104,554
Adjusted quarterly average assets	222,666	(283)	222,383	222,666	(283)	222,383

Capital ratios:
Common equity tier 1 capital	12.0%		11.6%	12.0%		11.5%
Tier 1 capital	15.0		14.7	15.0		14.6
Total capital	17.1		16.7	17.1		16.7
Tier 1 leverage	7.0		6.9	7.0		6.9

As of March 31, 2016 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,404	$(547)	$11,857	$12,404	$(547)	$11,857
Tier 1 capital	15,032	(486)	14,546	15,032	(486)	14,546
Total capital	17,191	(532)	16,659	17,248	(532)	16,716
Risk weighted assets	100,633	95	100,728	99,617	89	99,706
Adjusted quarterly average assets	217,029	(357)	216,672	217,029	(357)	216,672

Capital ratios:
Common equity tier 1 capital	12.3%		11.8%	12.5%		11.9%
Tier 1 capital	14.9		14.4	15.1		14.6
Total capital	17.1		16.5	17.3		16.8
Tier 1 leverage	6.9		6.7	6.9		6.7

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

        In 2014, U.S. banking regulators issued final rules implementing a supplementary leverage ratio, or SLR, for certain bank holding companies, like State Street, and their insured depository institution subsidiaries, like State Street Bank. We refer to these final rules as the SLR final rule. Under the SLR final rule, upon implementation as of January 1, 2018, (i) State Street Bank must maintain an SLR of at least 6% to be well capitalized under the U.S. banking regulators’ Prompt Corrective Action framework and (ii) if State Street maintains an SLR of at least 5%, it is not subject to limitations on distribution and discretionary bonus payments under the SLR final rule. Beginning with reporting for March 31, 2015, State Street was required to include SLR disclosures with its other Basel disclosures.

        Estimated pro forma fully phased-in SLR ratios for the periods below are preliminary estimates by State Street (in each case, fully phased-in as of January 1, 2018, as per the phase-in requirements of the SLR final rule), calculated based on our interpretations of the SLR final rule as of October 23, 2017 and as applied to our businesses and operations for the periods below.

     The following tables reconcile our estimated pro forma fully-phased in SLR ratios for the periods below calculated in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

	State Street			State Street Bank
As of December 31, 2017 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,382	A	$15,080	$16,531	$16,240
On-and off-balance sheet leverage exposure	243,958		243,958	240,373	240,373
Less: regulatory deductions	(6,972)		(7,250)	(6,583)	(6,854)
Total assets for SLR	236,986	B	236,708	233,790	233,519
Supplementary Leverage Ratio	6.5%	A/B	6.4%	7.1%	7.0%

	State Street			State Street Bank
As of September 30, 2017 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,606	C	$15,338	$16,323	$16,067
On-and off-balance sheet leverage exposure	247,527		247,527	244,114	244,114
Less: regulatory deductions	(6,891)		(7,161)	(6,535)	(6,795)
Total assets for SLR	240,636	D	240,366	237,579	237,319
Supplementary Leverage Ratio	6.5%	C/D	6.4%	6.9%	6.8%

	State Street			State Street Bank
As of June 30, 2017 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,165	E	$14,888	$16,002	$15,738
On-and off-balance sheet leverage exposure	250,543		250,543	247,156	247,156
Less: regulatory deductions	(6,633)		(6,838)	(6,237)	(6,434)
Total assets for SLR	243,910	F	243,705	240,919	240,722
Supplementary Leverage Ratio	6.2%	E/F	6.1%	6.6%	6.5%

	State Street			State Street Bank
As of March 31, 2017 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$14,475	G	$14,176	$15,492	$15,206
On-and off-balance sheet leverage exposure	244,964		244,964	241,563	241,563
Less: regulatory deductions	(6,818)		(7,087)	(6,422)	(6,683)
Total assets for SLR	238,146	H	237,877	235,141	234,880
Supplementary Leverage Ratio	6.1%	G/H	6.0%	6.6%	6.5%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS (Continued)

	State Street			State Street Bank
As of December 31, 2016 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$14,717	I	$14,051	$15,805	$15,169
On-and off-balance sheet leverage exposure	257,509		257,509	253,487	253,487
Less: regulatory deductions	(6,476)		(6,950)	(6,078)	(6,532)
Total assets for SLR	251,033	J	250,559	247,409	246,955
Supplementary Leverage Ratio	5.9%	I/J	5.6%	6.4%	6.1%

	State Street			State Street Bank
As of September 30, 2016 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,407	K	$14,928	$15,817	$15,374
On-and off-balance sheet leverage exposure	257,179		257,179	252,104	252,104
Less: regulatory deductions	(6,188)		(6,485)	(5,798)	(6,072)
Total assets for SLR	250,991	L	250,694	246,306	246,032
Supplementary Leverage Ratio	6.1%	K/L	6.0%	6.4%	6.2%

	State Street			State Street Bank
As of June 30, 2016 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,642	M	$15,249	$15,742	$15,385
On-and off-balance sheet leverage exposure	254,999		254,999	250,061	250,061
Less: regulatory deductions	(5,949)		(6,232)	(5,578)	(5,835)
Total assets for SLR	249,050	N	248,767	244,483	244,226
Supplementary Leverage Ratio	6.3%	M/N	6.1%	6.4%	6.3%

	State Street			State Street Bank
As of March 31, 2016 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,032	O	$14,546	$15,071	$14,628
On-and off-balance sheet leverage exposure	247,923		247,923	243,043	243,043
Less: regulatory deductions	(6,130)		(6,487)	(5,751)	(6,073)
Total assets for SLR	241,793	P	241,436	237,292	236,970
Supplementary Leverage Ratio	6.2%	O/P	6.0%	6.4%	6.2%